CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Juho Parkkinen, Chief Financial Officer of C3.ai, Inc. (the “Company”), do hereby certify, to the best of my knowledge and pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

a.the Quarterly Report on Form 10-Q of the Company for the period ended July 31, 2022, to which this Certification is attached as Exhibit 32.2 (the “Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act; and

b.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 31, 2022	By:	/s/ Juho Parkkinen
Juho Parkkinen
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)